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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 20, 2001
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                         ADVANCED RADIO TELECOM CORP.
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              (Exact Name of Registrant as Specified in Charter)



          Delaware                     000-21091                52-1869023
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


                23215 66/th/ Avenue South, Kent, Washington 98032
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             (Address of Principal Executive Offices)  (Zip Code)

  Registrant's telephone number, including area code:      (253) 372-3580
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Item 3.    Bankruptcy or Receivership
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     On October 31, 2001, the United States Bankruptcy Court for the District of
Delaware (the "Court") approved the Joint Plan of Reorganization (the "Plan") of Advanced Radio Telecom Corp. ("ART") and certain of its domestic subsidiaries, and on November 8, 2001, the Court entered an order confirming the Plan. On December 20, 2001 (the "Effective Date"), ART and those subsidiaries emerged from the proceedings under Chapter 11 of the United States Bankruptcy Code pursuant to the terms of the Plan.

     The Plan, as well as the disclosure statement and the Court order confirming the Plan, are referenced as exhibits to this Form. The principal provisions of the Plan are as follows:

     . ART issued 20,000,000 shares of new post-Chapter 11 common stock, par value $.001 per share ("New Common Stock") to its unsecured creditors and holders of its Series A Preferred Stock. Each holder of an unsecured claim against ART received its pro rata share of 19,000,000 shares of New Common Stock. Each holder of ART's Series A Preferred Stock received its pro rata share of 1,000,000 shares of New Common Stock. Holders of ART's pre-Chapter 11 common stock and holders of any other equity interest in ART other than holders of ART's Series A Preferred Stock received no distributions under the Plan in respect of such equity interests and those equity interests were cancelled on the Effective Date.

     . In order to fund the Plan and provide additional liquidity to ART following the reorganization, certain of the current holders of unsecured claims against ART agreed to provide additional financing to ART. Those noteholders purchased new Senior Secured Notes of reorganized ART, in the aggregate principal amount of $10,975,225 (the "New Senior Secured Notes"). The New Senior Secured Notes are secured by substantially all of the assets of reorganized ART and its domestic subsidiaries. Those noteholders also received warrants (the "New Class A Warrants") to purchase 4,000,000 shares of New Common Stock, exercisable at a price of $0.01 for a period of five years from the Effective Date.

     . Other than the 4,000,000 shares reserved for issuance upon exercise of the New Class A Warrants, the 19,000,000 shares issued to holders of unsecured claims and the 1,000,000 shares issued to holders of ART's Series A Preferred Stock, no shares of New Common Stock are reserved for issuance in respect to claims and interests filed and allowed under the Plan.

     . On the Effective Date, the holder of outstanding secured debt of ART, which had filed a secured claim against ART of approximately $11,275,000, was paid approximately $5,976,000 in cash, in full satisfaction of all claims of such creditor and its affiliates against ART.

     . On the Effective Date, Dean M. Johnson, formerly president of Cardinal Point Associates, chief executive officer of Museumcompany.com and chief financial officer of Value America, Inc., became the Chief

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          Executive Officer of ART and Sandra Watson, formerly an associate of
          Cardinal Point Associates, chief financial officer of Museumcompany.com and senior vice president-finance of Value America, Inc., became the Chief Financial Officer of ART. The board of directors of reorganized ART was reconstituted on the Effective Date and consists of: Dean M. Johnson; Wharton B. (Zie) Rivers, Jr.; Richard L. Shorten; Neil Subin; Matthew J. Teplitz; and R. Ted Weschler.

     . None of the New Common Stock, the New Class A Warrants or the New Senior Secured Notes were registered under the Securities Act of 1933. As described more fully in the Plan, the New Common Stock was issued under Bankruptcy Code Section 1145, which provides for certain exemptions from the registration requirements of the Securities Act of 1933.

     ART's most recent monthly financial report filed with the Court reflects historical asset carrying values of approximately $380,389,000 and liabilities of approximately $190,850,000 as of November 30, 2001. In connection with the effectiveness of the Plan, ART will adopt the provisions of "fresh start accounting", which require ART to adjust all assets and liabilities to their fair value based upon the provisions of the Plan and valuation studies currently underway. After application of "fresh start accounting" principles, ART's management expects ART's balance sheet will reflect total assets of approximately $50,000,000.

     The foregoing summary is qualified in its entirety by reference to the exhibits filed herewith.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits:
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     2.1.   Findings of Fact and Conclusions of Law Relating to, and Order under
            11 U.S.C. Sections 1129(a) and (b) Confirming, the Debtors' and Official Committee of Unsecured Creditors' Joint Plan of Reorganization of Advanced Radio Telecom Corp., et al. under Chapter 11 of the Bankruptcy Code dated October 31, 2001.

     2.2. Debtors' and Official Committee of Unsecured Creditors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated September 20, 2001.

     2.3. Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code in Respect of the Debtors' and Official Committee of Unsecured Creditors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated September 20, 2001.

    99.1. Press release, dated January 4, 2002, re: "Leading broadband solutions provider emerges from bankruptcy".

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADVANCED RADIO TELECOM CORP.



Date: January 3, 2002                     By: /s/ Dean M. Johnson
                                              ---------------------------------
                                              Dean M. Johnson
                                              Chief Executive Officer

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                                 EXHIBIT INDEX

The following designated exhibits are filed herewith:

2.1. Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. Sections 1129(a) and (b) Confirming, the Debtors' and Official Committee of Unsecured Creditors' Joint Plan of Reorganization of Advanced Radio Telecom Corp., et al. under Chapter 11 of the Bankruptcy Code dated October 31, 2001.

2.2. Debtors' and Official Committee of Unsecured Creditors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated September 20, 2001.

2.3. Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code in Respect of the Debtors' and Official Committee of Unsecured Creditors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated September 20, 2001.

99.1. Press release, dated January 4, 2002, re: "Leading broadband solutions provider emerges from bankruptcy".

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